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                                                                   EXHIBIT 10.31

                              SMART & FINAL INC.

                                  ADDENDUM TO
                      LONG-TERM EQUITY COMPENSATION PLAN


      This addendum to Smart & Final Inc.'s Long-Term Equity Compensation Plan confirms that, for purposes of Article 8 only, the term "Participants" includes Non-Employee Directors.